UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 28, 2022

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane, Suite 120

Herndon, Virginia 20171

(Address of Principal Executive Offices)

(800) 929-3871

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2022, William Stilley, a member of the Board of Directors of Sysorex, Inc. (the “Company”) and Chairman of the Audit Committee, submitted his resignation as a director. Mr. Stilley’s resignation was not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. A copy of Mr. Stilley’s resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On October 28, 2022, the Company was notified by OTC Markets Group (“OTC Markets”) that that the Company’s bid price had closed below $0.01 for more than 30 consecutive calendar days and no longer meets the Standards for Continued Eligibility for OTCQB (the “OTCQB Standards”). Pursuant to Section 4.1 of the OTCQB Standards, the Company was granted a cure period of 90 calendar days, during which the minimum closing bid price for the Company’s common stock must be $0.01 or greater for 10 consecutive trading days in order to continue trading on the OTCQB marketplace. If this requirement is not met by January 26, 2023, the Company will be removed from the OTCQB marketplace.

In addition, pursuant to the OTCQB Standards, in the event that the Company’s closing bid price falls below $0.001 at any time for five consecutive trading days, the Company will be immediately removed from OTCQB. On October 31, 2022, OTC Markets notified the Company that the bid price for the Company’s common stock closed below $0.001 on October 28, 2022. The bid price for the Company’s common stock closed below $0.001 on October 31, 2022, as well.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Resignation letter, dated October 31, 2022, from William Stilley to Wayne Wasserberg.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSOREX, INC.

Date: November 1, 2022	By:	/s/ Wayne Wasserberg
Wayne Wasserberg
Chief Executive Officer

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